Exhibit 10(h)

                            FIRST AMENDMENT
                                   TO
                         JOINT VENTURE AGREEMENT
                                   OF
                          ELGIN RIVERBOAT RESORT


     THIS FIRST AMENDMENT TO JOINT VENTURE AGREEMENT is made and entered into as of the 15th day of July 1993 by and among NEVADA
LANDING PARTNERSHIP, an Illinois general partnership, and RGB, L.P., an Illinois limited partnership.

                           W I T N E S S E T H:

     WHEREAS, the parties have heretofore entered into that certain Joint Venture Agreement by and among Nevada Landing
Partnership and RGB, L.P., dated as of December 18, 1992 (the
"Joint Venture Agreement");

     WHEREAS, the parties desire to amend the Joint Venture
Agreement to confirm that all provisions of the Joint Venture
Agreement are subject to the Illinois Riverboat Gambling Act and the rules and regulations of the Illinois Gaming Board;

     NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follow:

     1. The Joint Venture Agreement is hereby amended (to be effective as of December 18, 1992) by adding the following new section 11.13:

     "11.13 Illinois Gaming Laws. All of the provisions of this Agreement are subject to the Illinois Riverboat Gambling Act and the rules and regulations of the Illinois Gaming Board."

     2. Except as provided herein, the Joint Venture Agreement is hereby confirmed and the terms and provisions thereof, as modified herein, shall remain in full force and affect.

     3. This amendment may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same document.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

RGB, L.P., an Illinois limited
partnership, by its general partner

HCCA Corporation, a Delaware
corporation


By: RICHARD L. SCHULZE
    Richard L. Schulze
    Vice President



Nevada Landing Partnership, an
Illinois general partnership, by
a general partner thereof

Diamond Gold, Inc.
a Nevada corporation


By: PETER A. SIMON, II
    Peter A. Simon, II
    President